                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Ronald H. Zech
-------------------
       Director


Date: March 1, 1999
-------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ James M. Denney
-------------------
       Director


Date: March 4, 1999
-------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Richard Fairbanks
---------------------
       Director


Date: March 2, 1999
     -------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ William C. Foote
-----------------------
       Director


Date: March 2, 1999
-----------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Deborah M. Fretz
-------------------------
       Director


Date: March 2, 1999
      -------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Richard A. Giesen
------------------------
       Director


Date:  March 2, 1999
     -------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Miles L. Marsh
-------------------------
       Director


Date:  March 1, 1999
     --------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Charles Marshall
-------------------------
       Director


Date:  March 1, 1999
     --------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ Michael E. Murphy
-------------------------
       Director


Date: March 1, 1999
     ---------------------

                                POWER OF ATTORNEY

        The undersigned director of GATX Corporation, a New York corporation, does hereby constitute and appoint Ronald H. Zech, David B. Anderson and David
M. Edwards, or any of them, attorneys and agents of the undersigned, with full power and authority to sign in such director's name, and on behalf of GATX Corporation, the 1998 Annual Report on Form 10-K under the Securities Exchange Act of 1934, together with any amendments thereto, hereby ratifying and confirming all that said attorneys and agents and each of them may do by virtue hereof.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal.


/s/ John W. Rogers, Jr.
-------------------------
       Director


Date: March 1, 1999
     --------------------